                      [MADISON RIVER COMMUNICATIONS LOGO]

                                   Overview

                                   Paul Sunu
                      Chairman and Chief Executive Officer

This presentation contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements for various reasons including but not limited to the Company's ability to raise additional capital on acceptable terms and on a timely basis, competition in the telecommunications industry and the advent of new technologies. Reference is made to the Risk Section of the Company's Form 10-K filed with the SEC.

Adjusted EBITDA represents operating income or loss before depreciation, amortization, restructuring charges and non-cash long-term incentive plan expenses. This information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to operating and other financial information as determined under GAAP.

Stability and Growth

                      [MADISON RIVER COMMUNICATIONS LOGO]

                 *  223,725 Connections in Service
                 *  $184.2 Million Revenue
                 *  $87.5 Million Adjusted EBITDA
                 *  Rural LEC with an Edge-Out Strategy

Statistics for year end 2002.

What we bring together sets us apart!

Attractive Markets >                                < Experienced Management

Growing Positive EBITDA >      [MADISON RIVER       < Proven Acquisition
                            COMMUNICATIONS LOGO]        Integration Abilities

Successful New Services >                           < Quality Equity Sponsorship

RLEC stability and edge out growth

*  Local Telecommunications Division (LTD):
   - 17th largest telephone company in USA (a)
   - Increasing Adjusted EBITDA margins
   - Proven Management
   - 206,676 voice and data connections at YE2002

*  Integrated Communications Division (ICD):
   - Edge-Out strategy from RLEC
   - Balanced growth and cash flow
   - 17,049 voice and data connections at YE2002

(a) Source: USTA Phone Facts Plus 2003

2002 YTD Highlights

*  Improved LTD Adjusted EBITDA margins to over 53.7% in 2002
*  Lowered LTD leverage to 4.4x at YE 2002 from 4.8x at YE 2001
*  Reduced 2002 ICD Adjusted EBITDA loss to $3.1M from $24.2M in 2001
*  ICD achieved positive Adjusted EBITDA in 4Q 2002
*  Consolidated Leverage lowered to about 6.8x at YE 2002 from 9.8x at YE 2001
* Relieved $45M in obligations from restricted subsidiaries in connection with the Coastal Put

Madison River

Coverage Markets

   [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW OPERATING MARKETS
        IN ILLINOIS, NORTH CAROLINA, GEORGIA, ALABAMA AND LOUISIANA]


Connections by State:

  North Carolina  19,810 Connections
  Illinois        87,158 Connections
  Alabama         64,401 Connections
  Georgia         45,054 Connections
  Louisiana        7,302 Connections

RBOC vs. Madison River LTD:

Access Line Erosion (quarter over prior year quarter)

            [CHART OF RBOC ACCESS LINE EROSION COMPARED TO MADISON
              RIVER LTD ACCESS LINE EROSION - 4Q 2000 TO 4Q 2002]

                         4Q00      1Q01      2Q01      3Q01      4Q01      1Q02      2Q02      3Q02      4Q02
      BLS                1.6%      0.1%     (0.8%)    (1.4%)    (1.9%)    (1.8%)    (2.1%)    (2.7%)    (3.2%)
      Q                  1.9%      1.3%      0.5%     (0.4%)    (1.7%)    (2.9%)    (3.8%)    (4.3%)    (4.4%)
      SBC                0.9%      0.2%     (1.1%)    (1.7%)    (2.8%)    (3.6%)    (3.8%)    (4.3%)    (4.1%)
      VZ                (0.5%)     0.7%     (0.4%)    (1.4%)    (2.3%)    (3.0%)    (3.5%)    (3.6%)    (3.7%)
      MAD RIV            3.3%      2.4%      1.2%      1.7%      1.5%      1.0%      0.6%     (0.6%)    (2.3%)

(a) Source: Goldman Sachs and Company Data

RLEC vs. Madison River LTD:

Access Line Erosion (quarter over prior year quarter)

            [CHART OF RLEC ACCESS LINE EROSION COMPARED TO MADISON
              RIVER LTD ACCESS LINE EROSION- 4Q 2000 TO 4Q 2002]

                         4Q00      1Q01      2Q01      3Q01      4Q01      1Q02      2Q02      3Q02      4Q02
      ALSK               na        1.5%      0.0%      1.3%      1.1%     (0.5%)    (0.3%)     (1.8%)    (3.0%)
      AT                 5.7%      4.6%      3.5%      2.2%      1.6%      1.0%      0.2%      (0.2%)    (1.1%)
      CTCO               na        6.1%      5.6%      5.1%      4.8%      4.0%      3.5%       3.0%      2.2%
      CTL                0.0%      0.0%      0.0%      0.4%     (0.2%)    (0.4%)    (0.7%)     (1.0%)    (1.7%)
      MAD RIV            3.3%      2.4%      1.2%      1.7%      1.5%      1.0%      0.6%      (0.6%)    (2.3%)
      RBOC Average       1.0%      0.6%     (0.4%)    (1.2%)    (2.2%)    (2.8%)    (3.3%)     (3.7%)    (3.9%)

(a) Source: Goldman Sachs and Company Data

North Carolina

MebTel Communications

            [MAP OF MEBTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                   LOCATION WITHIN STATE OF NORTH CAROLINA]

   *  Located between Greensboro & Raleigh, North Carolina

   *  MebTel acquired in January, 1998

   *  19,810 Total Connections
      - MebTel: 13,243 Connections
      - ICD: 6,567 Connections

Illinois

Gallatin River Communications

       [MAP OF GALLATIN RIVER COMMUNICATIONS FRANCHISED TERRITORIES AND
                      LOCATION WITHIN STATE OF ILLINOIS]

   *  Exchanges located in Galesburg, Dixon and Pekin, Illinois

   *  Acquired Gallatin River assets in November, 1998

   *  87,158 Total Connections
      - Gallatin River: 83,978 Connections
      - ICD: 3,180 Connections

Alabama

GulfTel Communications

            [MAP OF GULFTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                      LOCATION WITHIN STATE OF ALABAMA]

   *  Located east of Mobile in Foley, Alabama

   *  GulfTel acquired in September, 1999

   *  64,401 GulfTel Connections

   *  7,302 ICD Connections

Georgia

Coastal Communications


            [MAP OF COASTAL COMMUNICATIONS FRANCHISED TERRITORY AND
                       LOCATION WITHIN STATE OF GEORGIA]

   *  Located southwest of Savannah in Hinesville, Georgia

   *  Coastal acquired in March, 2000

   *  45,054 Total Connections

   *  Impact of troop deployment from Fort Stewart

Fort Stewart Troop Deployment Effect
Consolidated 2002 Pro Forma vs. Actual
($ in millions)

                                   2002             2002
                                Pro Forma          Actual             Variance
                               -----------       -----------          --------
  Consolidated Adj. EBITDA       $ 85.5            $ 87.5              ($2.0)
  Consolidated Net Income       ($ 40.6)          ($ 39.4)             ($1.2)
  Consolidated Capex             $ 11.7            $ 12.2              ($0.5)


(a) Pro Forma based on troops fully deployed and returned to normal rotation during the 12 months of 2002.

LTD Growing Service Penetration

   Product                     YE 2000 (a)      YE 2001      YE 2002      YE 2002 Units
   -------                     -------          -------      -------      -------------
   Internet (Dial-up)           15.6%            15.4%        14.6%          27,756
   DSL                           2.3%             5.7%         8.7%          16,423
   Long Distance                32.4%            41.2%        48.1%          91,234
   Voice Mail                   11.0%            15.9%        19.9%          37,666
   Caller ID                    21.8%            28.2%        31.5%          59,677
   Call Waiting                 29.9%            33.2%        34.3%          65,087
   Call Forward                 13.1%            21.3%        25.4%          48,238
   Additional Lines (b)          9.1%             9.1%         8.1%          10,544


(a) Year 2000 numbers pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001
(b) Additional lines penetration based on residential lines only

Robust DSL Growth

LTD Growth in Subscribers & Penetration by Quarter

         [CHART SHOWING DSL SUBSCRIBERS AND DSL % PENETRATION OF TOTAL
                   IN FRANCHISE LINES - 4Q 2000 TO 4Q 2002]

                       DSL Subscribers               DSL Penetration
   4Q 2000                  4,331                         2.21%
   1Q 2001                  6,366                         3.23%
   2Q 2001                  7,799                         4.04%
   3Q 2001                  9,215                         4.76%
   4Q 2001                 11,137                         5.73%
   1Q 2002                 13,479                         6.91%
   2Q 2002                 14,363                         7.38%
   3Q 2002                 15,097                         7.84%
   4Q 2002                 16,423                         8.66%

DSL Penetration Outpaces RBOCs:

DSL % Penetration

           [CHART SHOWING DSL % PENETRATION OF TOTAL LINES FOR RBOCS COMPARED TO MADISON RIVER PENETRATION - 4Q 2000 TO 4Q 2002]

                    Bellsouth          SBC         Verizon         Qwest        Madison River
   4Q 2000           0.8%             1.3%          0.9%           1.4%            2.2%
   1Q 2001           1.2%             1.6%          1.2%           1.7%            3.2%
   2Q 2001           1.5%             1.7%          1.4%           2.0%            4.0%
   3Q 2001           1.8%             2.0%          1.6%           2.3%            4.8%
   4Q 2001           2.4%             2.2%          2.0%           2.5%            5.7%
   1Q 2002           2.9%             2.6%          2.3%           2.7%            6.9%
   2Q 2002           3.2%             3.0%          2.5%           2.9%            7.4%
   3Q 2002           3.7%             3.4%          2.8%           3.1%            7.8%
   4Q 2002           4.1%             3.9%          3.1%           3.1%            8.7%


Source: Goldman Sachs and Company data

Experienced Management Team

                                           Years in
      Name               Position          Industry                   Experience
 Steve Vanderwoude   Chairman and CEO         38      Centel Corp. President/COO/Director; Sprint Corp.
                                                      President/COO, Local Telecommunications Division
 Paul Sunu           Chief Financial Officer  22      JMG Financial Group President; Great Lakes REIT Founder
                                                      RHR Intl Co. CFO/General Counsel; CPA; Illinois Bar
 James Ogg           Chairman- LTD            43      Centel Illinois President; Centel Virginia/North Carolina
                                                      VP/GM,  Centel VP of Governmental Regulations
 Bruce Becker        Chief Technology         40      ICG Telecommunications Sr. VP - Operations & Planning;
                        Officer                       Centel Corp. VP Strategic & Technical Planning
 Kenneth Amburn      Chief Operating          38      Centel Texas VP-Operations;
                        Officer - LTD                 Citizens VP East Region Telecommunications
 Michael Skrivan     Managing Director -      25      Harris Skrivan & Associates Founder; Illinois Consolidated
                      Revenues (Regulatory)           Telephone Company; Ernst & Young Telecom Practice

Capable Management Team

     CHALLENGE                     SOLUTION                        RESULT

    Maximize LTD   >      Added profitable new lines    >     Grew ILEC Adjusted
   Profitability    >     of business and integrated     >    EBITDA Margin from
                   >      operations for efficiency     >       32% to over 53%

  Navigate around    >     Revised ICD business plan,   >    Improved Operations
 The Perfect Storm    >   managed expenses/capex, and    >       and Lowered
                     >     sold non-strategic assets    >          Leverage

   Coastal Put    >      Renegotiated agreement with    >    Relieved $45 M in
                   >       former shareholders of        >      obligations
                  >        Coastal Communications       >

Strong LTD Adjusted EBITDA Growth

($ in millions)

               [CHART SHOWING THE LTDS ADJUSTED EBITDA MARGIN %
                          FOR 1998 TO 2002]

                                      1998       1999       2000       2001       2002
   Revenue                          $ 145.2    $ 156.3    $ 166.9    $ 167.7    $ 126.0
   Adjusted EBITDA                  $  46.9    $  64.1    $  73.9    $  84.8    $  66.8
   Margin %                            32.3%      41.0%      44.3%      50.6%      53.0%

(a) 1998 - 2001 results are pro forma the Staunton Livingston exchange sales that occurred in May 2001
(b) LTD Adjusted EBITDA excludes restructuring charges and non-cash long-term incentive expenses

Madison River Adjusted EBITDA

Diversified and Growing
($ in millions)

            [CHART SHOWING BUILDUP OF ADJUSTED EBITDA BY OPERATING
               COMPANY - 2000, 2001 AND 3Q 2002 YTD ANNUALIZED]


                                2000             2001               2002
   Coastal                     $ 17.3           $ 20.4             $ 22.4
   Gulf Coast                    20.7             28.3               28.8
   Gallatin River                34.9             32.9               35.0
   Mebtel                         2.5              4.0                4.4
   ICD                          (17.0)           (23.1)              (3.1)
                               ------           ------             ------
                               $ 58.4           $ 62.5             $ 87.5
                               ======           ======             ======

(a) Adjusted EBITDA excludes restructure charges and non-cash long-term incentive plan expenses.

Improving ICD Adjusted EBITDA

           [CHART SHOWING ICD ADJUSTED EBITDA BY QUARTER COMPARING
                     COMPARABLE QUARTERS IN 2002 TO 2001]


     1Q 2001            ($ 7.7)
     1Q 2002            ($ 1.0)

     2Q 2001            ($ 7.4)
     2Q 2002            ($ 1.1)

     3Q 2001            ($ 5.7)
     3Q 2002            ($ 1.6)

     4Q 2001            ($ 3.4)
     4Q 2002             $ 0.6

Adjusted EBITDA excludes restructure charges and non-cash long-term incentive plan expenses.

ICD Adjusted EBITDA in millions.

ICD Improvements

EBITDA Improvement: Continuous and Sustainable


   *  Network Grooming

   *  Focused on profitable revenue additions

   *  Capital Expenditures scaled down based on growth

   *  DSO on net Accounts Receivable under 40 days

   *  Focused on sales to counter churn through direct and agent sales force

   * Renewing 86% of expiring contracts with more than a 32% average increase in the Monthly Recurring Revenue.

Madison River Capital, LLC
Improving Leverage Ratios

       [BAR CHART SHOWING CONSOLIDATED LEVERAGE RATIOS AND LTD LEVERAGE
                        RATIOS FOR 2000 TO 2002]

                                2000            2001                2002

Consolidated Leverage           10.3x           9.8x                6.8x

LTD Leverage                    5.1x            4.8x                4.4x

* LTD Leverage Ratio = (Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by (Annual Adjusted EBITDA).

* Consolidated Leverage Ratio = (All Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by (Annual Adjusted EBITDA).

Madison River Capital, LLC
Total Debt & Increasing Adjusted EBITDA
($ in millions)


         [CHART SHOWING MADISON RIVER CAPITAL TOTAL DEBT OVERLAID WITH
            ITS ADJUSTED EBITDA FOR THE YEARS ENDING 2000 TO 2002]

                                2000            2001            2002

     Total Debt               $ 678.1         $ 680.0         $ 661.6

     Adjusted EBITDA          $  54.9         $  62.5         $  87.5

  (a) Adjusted EBITDA excludes restructure charges and non-cash long-term incentive expenses.

Pro Forma Capitalization
($ in millions)


    2002 Capitalization                     Amount (millions                      Leverage
-----------------------------------------------------------------------------------------------
  Cash                                      $   20.0
  Net Senior Secured Facilities (a)         $  397.5 (a)        49.1%             4.4 X
  Senior Notes                              $  200.0
                                            --------           -------
  Net Debt                      (b)         $  597.5            73.8%             6.8 X (c)
  Cash Equity Contribution                  $  212.0            26.2%
                                            --------           -------
  Total Capitalization                      $  809.5           100.0%

-------------------------------------------------------------------------------

(a) Net Senior Secured Facilities = Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) $46 million and cash $20 million.
     Leverage: Net Senior Secured Debt/LTD Adjusted EBITDA of $90.6 million.
(b)  Leverage: Net Debt/Consolidated Adjusted EBITDA of $87.5 million.

Equity Sponsorship at MRTC

        [PIE CHART SHOWING RESPECTIVE OWNERSHIP PERCENTAGES OF CLASS A
             EQUITY INVESTORS AT MADISON RIVER TELEPHONE COMPANY]

      Madison Dearborn                 37.2%
      Goldman Sachs                    31.0%
      Providence Equity                20.5%
      Bryant Group                      7.8%
      Management                        3.5%

Summary

   * Proven track record of operating and integrating RLECs
     - Profitable established operations
     - Strong penetration of services: DSL and Long Distance
     - Increasing adjusted EBITDA margins

   * Attractive Markets

   * Lowered leverage from 10.3x at YE2000 to 6.8x at YE2002

   * Committed financial telecom sponsors

   * Experienced and incentivized management team

                      [MADISON RIVER COMMUNICATIONS LOGO]

                       Experience the Power of the River